EXHIBIT 32.1

CERTIFICATION OF PERIODIC REPORT

I, John P. D. Cato, Chairman, President and Chief Executive Officer of The Cato Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that on the date of this Certification:

1.   the Annual Report on Form 10-K/A of the Company for the annual period ended February 1, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 10, 2014

/s/ John P. D. Cato
John P. D. Cato
Chairman, President and
Chief Executive Officer

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